                                                               Conformed Copy
                                                               --------------
                                                               Exhibit No. 10.1


                             STOCKHOLDER AGREEMENT



         STOCKHOLDER AGREEMENT, dated as of May 19, 1997 (the "Agreement"), between the undersigned holder (the "Holder") of shares of the common stock, $0.0001 par value (the "Company Common Stock"), of Renaissance Solutions, Inc., a Delaware corporation (the "Company"), and The Registry, Inc., a Massachusetts corporation ("Parent").

                                   RECITALS

         The Company, Parent and Rain Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of Parent ("Merger Sub"), propose to enter into an Agreement and Plan of Merger dated the date hereof (the "Merger Agreement"; capitalized terms not otherwise defined herein being used herein as therein defined), pursuant to which Merger Sub would be merged (the "Merger") with and into the Company, and each outstanding share of Company Common Stock would be converted into the right to receive shares ("Parent Shares") of the common stock, no par value, of Parent;

         In order to induce Parent to enter into the Merger Agreement, and at the request of Parent, the Holder has agreed, to enter into this Agreement;

         Prior to the date hereof, Parent, Merger Sub and the Holder had no agreement, arrangement or understanding (as defined in Section 203 of the Delaware General Corporation Law (the "DGCL")) for the purpose of acquiring, holding, voting or disposing of shares of Company Common Stock; and

         In consideration for the agreements contained herein and in the Merger Agreement, prior to the date hereof, and prior to the time at and date on which each of Parent and Merger Sub became an "interested stockholder" for purposes of
Section 203 of the DGCL, the board of the directors of the Company has approved this Agreement.

                                   AGREEMENT

          NOW, THEREFORE, the parties hereto agree as follows:

         1. Representations and Warranties of Holder. The Holder represents and warrants to Parent as follows:

         (a) Ownership of Securities. The Holder is the record and beneficial owner of the number of shares of Company Common Stock (together with any shares of Company Common Stock hereafter acquired by the Holder, the "Subject Shares") and the number and kind of other securities of the Company (together with the Subject Shares and any other securities of the Company hereafter acquired by the Holder, the "Subject Securities") set forth on the signature page to this Agreement. The Holder has sole voting power and sole power to issue instructions with respect to the voting of the Subject Securities, sole power of disposition, sole power of exercise or conversion and the sole power to demand appraisal right, in each case with respect to all of the Subject Securities.

         (b) Power; Binding Agreement. The Holder has the legal capacity, power and authority to enter into and perform all of the Holder's obligations under this Agreement. The execution, delivery and performance of this Agreement by the Holder will not violate any other agreement to which such Holder is a party including, without limitation, any trust agreement, voting agreement, stockholder's agreement or voting trust. This Agreement has been duly and validly executed and delivered by the Holder and constitutes a valid and binding agreement of such Holder, enforceable against the Holder in accordance with its terms. If the Holder is married and the Subject Securities constitute community property, this Agreement has been duly authorized, executed and delivered by, and constitutes a valid and binding agreement of, the Holder's spouse, enforceable against such person in accordance with its terms.

         (c) No Conflicts. Except for filings under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, if applicable, no filing with, and no permit, authorization, consent or approval of, any state or federal public body or authority is necessary for the execution of this Agreement by the Holder and the consummation by the Holder of the transactions contemplated hereby and neither the execution and delivery of this Agreement by the Holder nor the consummation by the Holder of the transactions contemplated hereby nor compliance by the Holder with any of the provisions hereof shall conflict with or result in any breach of any applicable partnership or other organizational documents applicable to the Holder, result in a violation or breach of, or constitute (with or without notice or lapse of time or both) a default (or give rise to any third-party right of termination, cancellation, material modification or acceleration) under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, license, contract, commitment, arrangement, understanding, agreement or other instrument or obligation of any kind to which the Holder is a party or by which the Holder's properties or assets may be bound or violate any order, writ, injunction, decree, judgment, order, statute, rule or regulation applicable to the Holder or any of the Holder's properties or assets.

         (d) No Liens. The Subject Securities are now and at all times during the term hereof will be held by the Holder, or by a nominee or custodian for the benefit of the Holder, free and clear of all liens, claims, security interests, proxies, voting trusts or agreements, understandings or arrangements or any other encumbrances whatsoever, except for any encumbrances arising hereunder.

         (e) No Plan or Intention. The Holder has no present plan or intention (a "Plan") to engage in a sale, exchange, transfer, distribution, pledge, disposition, a transaction to reduce the risk of loss (by short sale or otherwise) or any other transaction which would result in a direct or indirect disposition (a "Sale") of, or an interest in, Parent Shares which would have an aggregate fair market value, as of the Effective Time of the Merger, in excess of fifty percent (50%) of the aggregate fair market value, immediately prior to the Merger, of all outstanding shares of the Company Common Stock held by the Holder immediately prior to the Merger. For purposes of this representation, shares of Company Common Stock (or the portion thereof) with respect to which a Sale occurs prior to the Merger shall be considered shares of outstanding Company Common Stock exchanged for Parent Shares in the Merger and then disposed of pursuant to a Plan. The Holder acknowledges that this representation is being given to enable counsel to opine that the Merger constitutes a reorganization within the meaning of Section 368(a) of the Internal Revenue Code and further recognizes that significant adverse tax consequences may result if such representation is not true. The Holder understands and agrees that, in connection with the Merger, such Holder will be required to restate the foregoing representation on or about the Effective Time of the Merger.

         (f) No Brokers. Except as provided in the Merger Agreement, no broker, finder or investment banker is entitled to any brokerage, finder's or other fee or commission in connection with the transactions contemplated by the Merger Agreement based upon arrangements made by or on behalf of the Holder.

         2. Agreement to Vote Shares. At every meeting of the stockholders of the Company called with respect to any of the following, and at every adjournment thereof, and on every action or approval by written consent of the stockholders of the Company with respect to any of the following, the Holder shall vote all or cause to be voted the Subject Securities that he beneficially owns on the record date of any such vote in favor of the Merger, the adoption of the Merger Agreement and the approval of the terms thereof.

         3. Proxy. THE STOCKHOLDER HEREBY GRANTS TO, AND APPOINTS MERGER SUB AND THE PRESIDENT OF MERGER SUB AND THE TREASURER OF MERGER SUB, IN THEIR RESPECTIVE CAPACITIES AS OFFICERS OF MERGER SUB, AND ANY INDIVIDUAL WHO SHALL HEREAFTER SUCCEED TO ANY SUCH OFFICE OF MERGER SUB, AND ANY OTHER DESIGNEE OF MERGER SUB, AND EACH OF THEM INDIVIDUALLY, THE STOCKHOLDER'S PROXY AND ATTORNEY-IN-FACT (WITH FULL POWER OF SUBSTITUTION) TO VOTE OR ACT BY WRITTEN CONSENT WITH RESPECT TO THE SUBJECT SECURITIES SOLELY WITH RESPECT TO THE MATTERS IN AND SOLELY IN ACCORDANCE WITH, SECTION 2 HEREOF. THIS PROXY IS COUPLED WITH AN INTEREST AND SHALL BE IRREVOCABLE, AND THE HOLDER WILL TAKE SUCH FURTHER ACTION OR EXECUTE SUCH OTHER INSTRUMENTS AS MAY BE NECESSARY TO EFFECTUATE THE INTENT OF THIS PROXY AND HEREBY

REVOKES ANY PROXY PREVIOUSLY GRANTED BY HIM WITH RESPECT TO THE SUBJECT SECURITIES.

         4. Covenants of the Holder. The Holder hereby agrees and covenants that:

         (a) No Solicitation. The Holder, solely in his capacity as a stockholder of the Company, shall not, directly or indirectly, solicit (including by way of furnishing information) or respond to any inquiries or the making of any proposal by any person or entity (other than Parent or any affiliate of Parent) with respect to the Company that constitutes or could reasonably be expected to lead to an Acquisition Proposal. If the Holder receives any such inquiry or proposal, then he shall promptly inform Parent of the terms and conditions, if any, of such inquiry or proposal and the identity of the person making it. The Holder will immediately cease and cause to be terminated any existing activities, discussions or negotiations with any parties conducted heretofore with respect to any of the foregoing. The restrictions and covenants contained in this Section 4(a) shall apply to the Holder only in his capacity as a stockholder, and not to the Holder in his capacity as a director or officer of the Company.

         (b) Restriction on Transfer, Proxies and Noninterference. The Holder shall not, directly or indirectly: (i) except pursuant to the terms of the Merger Agreement, offer for sale, sell, transfer, tender, pledge, encumber, assign or otherwise dispose of, or enter into any contract, option or other arrangement or understanding with respect to or consent to the offer for sale, sale, transfer, tender, pledge, encumbrance, assignment or other disposition of, any or all of the Holder's Subject Securities; (ii) except as contemplated hereby, grant any proxies or powers of attorney, deposit any Subject Shares into a voting trust or enter into a voting agreement with respect to any Subject Shares; or (iii) take any action that would make any representation or warranty contained herein untrue or incorrect or have the effect of preventing or disabling the Holder from performing his obligations under this Agreement. Holder agrees within three (3) business days of the date of this Agreement to cause to be affixed a legend on each certificate representing Subject Securities the following legend:

         "THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY BE TRANSFERRED ONLY IN COMPLIANCE WITH THE CONDITIONS SPECIFIED IN THE STOCKHOLDER AGREEMENT, DATED AS OF MAY 19, 1997, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE ISSUER."

         (c) Pooling Restrictions. From and after 30 days prior to the Effective Time of the Merger, the Holder shall not engage in any Sale of securities of the Company or Parent until such time (the "Publication Time") as Parent has published financial results covering at least 30 days of combined operations of Parent and the Company after the

Effective Time of the Merger. The Holder understands that the certificate(s) representing the Parent Shares received by the Holder in the Merger will be placed on the "stop transfer list" maintained by Parent's transfer agent and will remain so listed until the Publication Time, and that there will be placed on the certificate(s) representing the Parent Shares, or any certificate(s) delivered in substitution therefor, a legend stating in substance:

         "THE SECURITIES REPRESENTED BY THIS CERTIFICATE
         MAY BE TRANSFERRED ONLY IN COMPLIANCE WITH THE
         CONDITIONS SPECIFIED IN THE STOCKHOLDER
         AGREEMENT, DATED AS OF MAY 19, 1997, A COPY OF
         WHICH IS ON FILE WITH THE CLERK OF THE ISSUER.

         5.       Agreements and Covenants of Parent.

         (a) Publication of Financial Results. Parent hereby agrees and covenants that: (i) it will use its best efforts to publish financial results covering at least 30 days of combined operations of Parent and the Company after the Effective Time of the Merger as soon as practicable and in no event later than 45 days after the end of the first fiscal quarter which includes at least 30 days of such combined operations after the Effective Time; and (ii) promptly after the Publication Time, it will terminate the stop transfer instructions and, upon the request of the Holder, cause the legends referred to above to be removed.

         (b) Registration Rights Agreement. Parent hereby agrees to enter into a registration rights agreement with the Holder substantially in the form of Exhibit A attached hereto, such registration rights agreement to be of even date herewith and to become effective, by its terms, at the Effective Time.

         6.       Covenants under Rule 145.

         (a) Applicability of Rule 145. The Holder has been advised that the issuance of the Parent Shares to the undersigned pursuant to the Merger will be registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to a registration statement on Form S-4. The undersigned has also been advised that, if the undersigned is in fact an "affiliate" of the Company at the time the merger is submitted to a vote of the stockholders of the Company, Rule 145 under the Securities Act will restrict the Holder's sales of Parent Shares received in the Merger. The Holder has also been advised that if he is so subject to Rule 145, the Holder may not sell or otherwise dispose of any Parent Shares except in accordance with Rule 145(d) or pursuant to an effective registration statement under the Securities Act or an exemption from the registration requirements of the Securities Act.

         (b) Stop Transfer; Legends. The Holder understands and agrees that Parent is under no obligation to register the sale, transfer or other disposition by Holder of the Parent Shares to be received by the Holder in the Merger except as set forth in written agreements with the undersigned that have been entered into by Parent or that have been specifically assumed by Parent, as provided herein. Stop transfer instructions will be given to Parent's transfer agent with respect to the Parent Shares to be received by the Holder in the Merger, and there will be placed on the certificate(s) representing the Parent Shares, or any certificate(s) delivered in substitution therefor, a legend stating in substance:

         "THE SECURITIES REPRESENTED BY THIS CERTIFICATE WERE ISSUED IN A TRANSACTION TO WHICH RULE 145 UNDER THE SECURITIES ACT OF 1933 (THE "ACT") APPLIES. THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH RULE 145 (D) OR PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR EXEMPTION FROM REGISTRATION UNDER THE ACT."

Unless the transfer by the Holder of the Parent Shares is a sale made in conformity with the provisions of Rule 145(d), or is made pursuant to a registration statement under the Securities Act, Parent reserves the right to put an appropriate Securities Act legend on the certificate issued to a transferee.

         (c) Availability of Rule 144 and Rule 145. Parent agrees that for so long as and to the extent necessary to permit the Holder to sell the Parent Shares pursuant to Rule 145 and, to the extent applicable, Rule 144 under the Securities Act, Parent shall use its best efforts to file, on a timely basis, all reports required to be filed with the SEC by it pursuant to Section 13 of the Exchange Act, so long as it is subject to such requirement, and shall furnish to the Holder upon request a written statement as to whether Parent has complied with such reporting requirements during the 12 months preceding any proposed sale under Rule 145 and shall otherwise use its best efforts to permit such sales pursuant to Rule 145 and Rule 144. Parent has filed, on a timely basis, all reports required to be filed with the SEC pursuant to Section 13 of the Exchange Act during the preceding 12 months.

         (d) Legend Removal. Parent agrees that the stop transfer instructions and legends referred to in paragraph (b) above shall be promptly terminated and removed if the Holder shall have delivered to Parent a copy of a letter from the staff of the SEC or an opinion of counsel with recognized expertise in securities law matters, in form and substance reasonably satisfactory to Parent, to the effect that such instructions and legends are not required for the purposes of the Securities Act.

         7. Agreement as Stockholder. Parent and the Holder acknowledge and agree that none of the provisions set forth herein shall be deemed to restrict or limit any fiduciary duty that the Holder may have as a director or an officer of the Company provided that no such duty shall excuse the Holder from his obligation to vote the Subject Securities, to the extent that they may be so voted as provided herein, and to otherwise comply with each of the terms and conditions of the Agreement.

         8. Hart-Scott-Rodino, etc. The Holder and Parent shall use all reasonable efforts promptly to make all required filings and applications with any governmental or regulatory agencies required to be made in connection with the acquisition by the Holder of Parent Shares in the Merger, including, without limitation, under the HSR Act, and to furnish all information required to be furnished in or in connection with any such filing or application.

         9. Assignment; Benefits. The rights (but not the obligations) of Parent hereunder may be assigned, in whole or in part, to Merger Sub or any other direct or indirect wholly owned subsidiary of Parent, to the extent and for so long as it remains a direct or indirect wholly owned subsidiary of Parent. Other than as permitted in the preceding sentence, this Agreement may not be assigned by any party hereto without the prior written consent of the other party.

         This Agreement shall be binding upon, and shall inure to the benefit of, the Holder, Parent and their respective successors and permitted assigns.

         10. Notices. All notices and other communications given or made pursuant hereto shall be in writing and shall be deemed to have been duly given or made if and when delivered personally or by overnight courier or sent by electronic transmission, with confirmation received, to the telecopy numbers specified below:

         If to the Holder, to the Holder at the address appearing on the signature page beneath the Holder's name, with a copy to:

          Renaissance Solutions, Inc.
          55 Old Bedford Road
          Lincoln, MA  01773
          Telecopier No.: (617) 259-0565
          Telephone No.:  (617) 259-8833
          Attention:  President

          With a copy to:

          Hale and Dorr LLP
          60 State Street
          Boston, Massachusetts  02109
          Telecopier No.:  (617) 526-5000
          Telephone No.:  (617) 526-6000
          Attention:  David E. Redlick, Esq.


          If to Parent or Merger Sub:

          The Registry, Inc.
          189 Wells Avenue
          Newton, Massachusetts 02159
          Telecopier No.:  (617) 527-6999
          Telephone No.:  (617) 527-6886
          Attention:  General Counsel

          With a copy to:

          Ropes & Gray
          One International Place
          Boston, MA  02110
          Telecopier No.: (617) 951-7050
          Telephone No.: (617) 951-7000
          Attention:  Keith F. Higgins, Esq.

or to such other address or telecopy number as any party may have furnished to the other parties in writing in accordance herewith.

         11. Specific Performance. The parties hereto agree that irreparable harm would occur in the event that any of the provisions of this Agreement were not performed in accordance with its specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any court of the United States or any state thereof having jurisdiction, this being in addition to any other remedy to which they are entitled at law or in equity.

         12. Amendment. This Agreement may not be amended or modified, except by an instrument in writing signed by or on behalf of each of the parties hereto. This Agreement may not be waived by either party hereto, except by an instrument in writing signed by or on behalf of the party granting such waiver.

         13. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts without giving effect to the conflict of laws principles thereof.

         14. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

         15. Termination. Unless the Merger shall have been consummated, this Agreement shall terminate upon the earliest to occur of (i) the termination of the Merger Agreement pursuant to Section 7.1 thereof, or (ii) December 31, 1997. The date and time at which this Agreement is terminated in accordance with this Section 15 is referred to herein as the "Termination Date." Upon any termination of this Agreement, this Agreement shall thereupon become void and of no further force and effect, and there shall be no liability in respect of this Agreement or of any transactions contemplated hereby or by the Merger Agreement on the part of any party hereto or any of its directors, officers, stockholders, employees, agents, advisors, representatives or affiliates; provided, however, that nothing herein shall relieve any party from any liability for such party's willful breach of this Agreement; and provided further that nothing herein shall limit, restrict, impair, amend or otherwise modify the rights, remedies, obligations or liabilities of any person under any other contract or agreement, including, without limitation, the Merger Agreement. This Agreement shall survive the consummation of the Merger.


                    [This space intentionally left blank.]

         IN WITNESS WHEREOF, this Agreement has been executed by or on behalf of each of the parties hereto, all as of the date first above written.


                                    THE REGISTRY, INC.



                                    By:    /s/ Richard L. Bugley
                                       ------------------------------------
                                           Name:  Richard L. Bugley
                                           Title:   General Counsel

                                    THE HOLDER:


                                           /s/ O. Bruce Gupton
                                           ---------------------------------
                                           Name:  O. Bruce Gupton
                                           Address:


Shares of Company Common Stock:               1,010,000

Options to Purchase Company Common Stock:             0

          IN WITNESS WHEREOF, this Agreement has been executed by or on behalf of each of the parties hereto, all as of the date first above written.


                                    THE REGISTRY, INC.



                                    By:    /s/ Richard L. Bugley
                                       ------------------------------------
                                           Name:  Richard L. Bugley
                                           Title:   General Counsel

                                    THE HOLDER:


                                           /s/ Harry M. Lasker
                                           ---------------------------------
                                           Name:  Harry M. Lasker
                                           Address:


Shares of Company Common Stock:                 700,757

Options to Purchase Company Common Stock:             0

          IN WITNESS WHEREOF, this Agreement has been executed by or on behalf of each of the parties hereto, all as of the date first above written.


                                    THE REGISTRY, INC.



                                    By:    /s/ Richard L. Bugley
                                       ------------------------------------
                                           Name:  Richard L. Bugley
                                           Title:   General Counsel

                                    THE HOLDER:


                                           /s/ David A. Lubin
                                           --------------------------------
                                           Name:  David A. Lubin
                                           Address:


Shares of Company Common Stock:                735,930

Options to Purchase Company Common Stock:            0

          IN WITNESS WHEREOF, this Agreement has been executed by or on behalf of each of the parties hereto, all as of the date first above written.


                                    THE REGISTRY, INC.



                                    By:    /s/ Richard L. Bugley
                                       ------------------------------------
                                           Name:  Richard L. Bugley
                                           Title:   General Counsel

                                    THE HOLDER:


                                           /s/ Melissa E. Norton
                                           -----------------------------------
                                           Name:  Melissa E. Norton
                                           Address:


Shares of Company Common Stock:                850,786

Options to Purchase Company Common Stock:            0

          IN WITNESS WHEREOF, this Agreement has been executed by or on behalf of each of the parties hereto, all as of the date first above written.


                                    THE REGISTRY, INC.



                                    By:   /s/ Richard L. Bugley
                                       --------------------------------------
                                          Name:  Richard L. Bugley
                                          Title:   General Counsel

                                    THE HOLDER:

                                    The Harry M. Lasker Children's Trust

                                    By:   /s/ Diana Korzenik
                                       --------------------------------------
                                          Diana Korzenik, Trustee

                                    And

                                    By:   /s/ Abigail C. Housen
                                       -------------------------------------
                                          Abigail C. Housen, Trustee

                                    Address:



Shares of Company Common Stock:              108,028

Options to Purchase Company Common Stock:          0

          IN WITNESS WHEREOF, this Agreement has been executed by or on behalf of each of the parties hereto, all as of the date first above written.


                                    THE REGISTRY, INC.



                                    By:   /s/ Richard L. Bugley
                                       -------------------------------------
                                          Name:  Richard L. Bugley
                                          Title:   General Counsel

                                    THE HOLDER:

                                    The Red Farm Charitable Trust

                                    By:   /s/ Harry M. Lasker
                                       --------------------------------------
                                          Harry M. Lasker, Trustee

                                    And

                                    By:   /s/ Abigail C. Housen
                                       --------------------------------------
                                          Abigail C. Housen, Trustee

                                    Address:



Shares of Company Common Stock:              42,000

Options to Purchase Company Common Stock:         0

          IN WITNESS WHEREOF, this Agreement has been executed by or on behalf of each of the parties hereto, all as of the date first above written.


                                    THE REGISTRY, INC.



                                    By:   /s/  Richard L. Bugley
                                       -----------------------------------
                                          Name:  Richard L. Bugley
                                          Title:   General Counsel

                                    THE HOLDER:

                                    The David A. Lubin Children's Trust

                                    By:   /s/  Jeffrey Huvelle
                                       --------------------------------------
                                          Jeffrey Huvelle, Trustee


                                    Address:



Shares of Company Common Stock:              72,856

Options to Purchase Company Common Stock:         0

          IN WITNESS WHEREOF, this Agreement has been executed by or on behalf of each of the parties hereto, all as of the date first above written.


                                    THE REGISTRY, INC.



                                    By:   /s/  Richard L. Bugley
                                       -----------------------------------
                                          Name:  Richard L. Bugley
                                          Title:   General Counsel

                                    THE HOLDER:

                                    The Pine Point Foundation

                                    By:   /s/  David A. Lubin
                                       ------------------------------------
                                          David A. Lubin, Trustee

                                    And

                                    By:   /s/  Nora Huvelle
                                       -------------------------------------
                                          Nora Huvelle, Trustee

                                    Address:



Shares of Company Common Stock:              39,500

Options to Purchase Company Common Stock:         0